                                 EXHIBIT (6)(C)

                      Form of Revised Schedules A-D to the
                       Distribution Agreement between the
                       Registrant and BISYS Fund Services

                                                     Dated:  ___________, 1996


                                   Schedule A
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                    The Winsbury Company Limited Partnership


      Name of Fund
-----------------------
The BB&T U.S. Treasury
  Money Market Fund

The BB&T Short-Intermediate
  U.S. Government Income Fund

The BB&T Intermediate U.S.
  Government Bond Fund

The BB&T North Carolina
  Intermediate Tax-Free Fund

The BB&T Growth and
  Income Stock Fund

The BB&T Balanced Fund

The BB&T Small Company
  Growth  Fund

The BB&T International
 Equity Fund

                                         BB&T MUTUAL FUNDS GROUP

                                         By:
                                            -----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               --------------------------------

                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP

                                         By: BISYS Fund Services, Inc.
                                             General Partner

                                         By:
                                            -----------------------------------
                                         Names:
                                               --------------------------------
                                         Title:
                                               --------------------------------

                                                     Dated:  __________, 1996

                                   Schedule B
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                               BISYS Fund Services

Class A Shares of                            Class B Shares of
  The BB&T U.S. Treasury                       The BB&T U.S. Treasury
  Money Market Fund                            Money Market Fund

Class A Shares of                            Class B Shares of
  The BB&T Short-Intermediate                  The BB&T Short-Intermediate
  U.S. Government Income Fund                  U.S. Government Income Fund

Class A Shares of                            Class B Shares of
  The BB&T Intermediate U.S.                   The BB&T Intermediate U.S.
  Government Bond Fund                         Government Bond Fund

Class A Shares of                            Class B Shares of
  The BB&T North Carolina                      The BB&T North Carolina
  Intermediate Tax-Free Fund                   Intermediate Tax-Free Fund

Class A Shares of                            Class B Shares of
  The BB&T Growth and                          The BB&T Growth and
  Income Stock Fund                            Income Stock Fund

Class A Shares of                            Class B Shares of
  The BB&T Balanced Fund                       The BB&T Balanced Fund

Class A Shares of                            Class B Shares of
  The BB&T Small                               The BB&T Small
  Company Growth Fund                          Company Growth Fund

Class A Shares of                            Class B Shares of
 The BB&T International                       The BB&T International
 Equity Fund                                  Equity Fund

                                          BB&T MUTUAL FUNDS GROUP

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                          BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                          By: BISYS Fund Services, Inc.
                                              General Partner

                                          By:
                                             ----------------------------------
                                          Names:
                                                -------------------------------
                                          Title:
                                                -------------------------------

                                                      Dated:  _________, 1996

                                   Schedule C
                                     to the
                             Distribution Agreement
                       between BB&T Mutual Funds Group and
                               BISYS Fund Services

Class A Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class A Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class A Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  The BB&T Growth and
  Income Stock Fund

Class A Shares of
  The BB&T Balanced Fund

Class A Shares of
  The BB&T Small
  Company Growth Fund

Class A Shares of
 The BB&T International
 Equity Fund

                                                BB&T MUTUAL FUNDS GROUP

                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title
                                                     --------------------------
                                                BISYS FUND SERVICES
                                                LIMITED PARTNERSHIP

                                                By: BISYS Fund Services, Inc.
                                                        General Partner

                                                By:
                                                   ----------------------------
                                                Names:
                                                      -------------------------
                                                Title
                                                     --------------------------

                                                 Dated:  _______________, 1996



                                   Schedule D
                                     to the
                             Distribution Agreement
                      between BB&T Mutual Funds Group and
                              BISYS Fund Services





Class B Shares of
  The BB&T U.S. Treasury
  Money Market Fund

Class B Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class B Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class B Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Growth and
  Income Stock Fund

Class B Shares of
  The BB&T Balanced Fund

Class B Shares of
  The BB&T Small
  Company Growth Fund

Class B Shares of
  The BB&T International
  Equity Fund

                                        BB&T MUTUAL FUNDS GROUP

                                        By:
                                           --------------------------------

                                        Name:
                                             ------------------------------

                                        Title:
                                              -----------------------------




                                        BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                        By:  BISYS Fund Services, Inc.
                                               General Partner


                                        By:
                                           --------------------------------

                                        Name:
                                             ------------------------------

                                        Title:
                                              -----------------------------







                                      D-2